4Q 2021 and Full Year 2021 Investor Update February 24, 2022

PROPRIETARY AND CONFIDENTIAL 24Q 2021 Investor Update Introduction Robert G. Burrows Vice President, Investor Relations Officer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all, statements regarding our future performance and future revenue levels and the sources of such revenues, capital expenditures, gross margin, ACAM2000 vaccine deliveries, the impact of a generic market on NARCAN Nasal Spray, future procurement of existing products, continued funding of development programs, the timing of advancement of early-stage programs, progress of the CHIKV VLP Phase 3 clinical trial, better positioning Bayview for future non-pandemic work and any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company’s outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events, or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the availability of U.S. government funding for procurement of AV7909 and/or BioThrax or ACAM2000 and our other U.S. government procurement and development contracts, our ability to meet our commitments to continued quality and manufacturing compliance at our manufacturing facilities and the potential impact on our ability to continue production of bulk drug substance for Johnson & Johnson’s COVID-19 vaccine, the impact of a generic marketplace on NARCAN Nasal Spray and future NARCAN Nasal Spray sales, , our ability to perform under our contracts with the U.S. government, including the timing of and specifications relating to deliveries, whether we will realize the full benefit of our investments in additional manufacturing and quality control systems, our ability to provide CDMO services for the development and/or manufacture of product candidates of our customers at required levels and on required timelines, our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations, our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals, changes to U.S. government priorities for the strategic national stockpile, our ability to negotiate additional U.S. government procurement or follow-on contracts for our public health threat products that have expired or will be expiring, the negotiation of further commitments or contracts related to the collaboration and deployment of capacity toward future commercial manufacturing under our CDMO contracts, our ability to comply with the operating and financial covenants required by our senior secured credit facilities and our 3.875% Senior Unsecured Notes due 2028, procurement by U.S. government entities under regulatory exemptions prior to approval by the FDA and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country, the full impact of COVID-19 disease on our markets, operations and employees as well as those of our customers and suppliers, the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID-19 pandemic, our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria, the success of our commercialization, marketing and manufacturing capabilities and strategy, and the accuracy of our estimates regarding future revenues, expenses and capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Trademarks Emergent,® BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F and G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. Safe Harbor Statement/Trademarks 34Q 2021 Investor Update

This presentation contains four financial measures Adjusted Net Income, Adjusted Net Income Per Diluted Share, Adjusted EBITDA (Earnings Before Interest, Taxes, and Depreciation and Amortization), and Adjusted Gross Margin, all of which are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income reflects net income excluding the impact of certain non- cash, one-time or non-recurring expenses. Adjusted Net Income Per Diluted Share is defined as Adjusted Net Income divided by diluted shares outstanding. Adjusted EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and income taxes, excluding specified items that can be highly variable and the non-cash impact of certain accounting adjustments. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. Non-GAAP Financial Measures 44Q 2021 Investor Update

Agenda 54Q 2021 Investor Update Financial Forecast: -- FY2022 -- 1Q22 (revenues only) • Rich Lindahl, CFO INTRODUCTION Q&A • Bob Kramer, CEO • Rich Lindahl, CFO • Adam Havey, COO Financial Results: -- 4Q21 vs. 4Q20 -- FY21 vs. FY20 • Rich Lindahl, CFO State of the Company: 2021 Review & Outlook for 2022 • Bob Kramer, CEO

PROPRIETARY AND CONFIDENTIAL4Q 2021 Investor Update State of the Company Bob Kramer President and Chief Executive Officer 6

Key Highlights of Full Year 2021 74Q 2021 Investor Update STATE OF THE COMPANY Generated total revenues of $1.8B, adjusted EBITDA of $518M, and significant operating cash flow. Realized over $600M in government contract options exercised, including for ACAM2000, VIGIV and AV7909. Initiated the rolling BLA submission for AV7909 and the pivotal Phase 3 clinical trial for single-dose Chikungunya virus VLP vaccine candidate, CHIKV VLP. Secured more than $400 million in new CDMO services business and invested in expanded capabilities and capacities at key CDMO sites. Delivered over 5M units of NARCAN Nasal Spray (equivalent of 10M doses) while further supporting those at risk of opioid overdose, including increased advocacy to expand access to naloxone in the US and Canada. Reorganized operating structure to focus on customers and markets, resulting in three business lines: (I) medical countermeasures; (II) commercial products; and (III) CDMO services. Aligned R&D function to enhance the development of product pipeline, including clinical and pre- clinical stage programs.

Outlook for 2022 and Beyond 84Q 2021 Investor Update CDMO Services: • Complete optimization of Bayview site • Operationalize investments in expanded capacities and capabilities at key sites • Pursue strategic opportunities to further expand capabilities across CDMO site network STATE OF THE COMPANY R&D: • Complete AV7909 BLA submission • Execute multiple clinical trial starts across portfolio programs focused on infectious diseases, substance use disorder and nerve agent antidotes Commercial Business: • Maximize market share in nasal naloxone while continuing to expand overall market addressing opioid use disorder • Relaunch travel health vaccines Vaxchora and Vivotif in key travel markets MCM Business: • Deliver on existing contractual obligations • Pursue additional C&G funding • Expand thought leadership in preparedness and response for the benefit of a growing global set of customers

PROPRIETARY AND CONFIDENTIAL 94Q 2021 Investor Update Financial Results Richard S. Lindahl Executive Vice President and Chief Financial Officer

4Q21 Summary Points Demonstrating Business Strength 104Q 2021 Investor Update Medical countermeasures business line reinforced with ACAM2000 and AV7909 contract option exercises for continued procurement Nasal naloxone products continue to strongly battle the opioid crisis R&D pipeline advancing – launch of CHIKV VLP Phase 3 trial and initiation of rolling submission to FDA of AV7909 BLA Repurchased 2.6M shares for $113M, average price of $42.67 per share, under Board authorized $250M share repurchase program Steady progress continues to build for CDMO Services business across existing 70 customers FINANCIAL RESULTS

4 Q 2 0 Key Financial Performance Metrics 4Q21 vs. 4Q20 114Q 2021 Investor Update Total Revenues Adjusted EBITDA1 Adjusted Net Income Per Diluted Share1 Adjusted Net Income1 1. See the Appendix for a definition of non-GAAP terms and reconciliation tables. $583.0 $723.2 $3.67 $4.50 FINANCIAL RESULTS $290.9 $347.9 $198.8 $243.4 ( $ I N M I LLI O N S , E XC E PT PE R S H A R E A M O U N T S ) 4 Q 2 1 4Q20 4Q21 4Q20 4Q21 4Q20 4Q21 4Q20 4Q21

FINANCIAL RESULTS

CDMO Metrics Trends

EMERGENT

New Business Secured[1]
($ Millions)


$53
$187
TTM TOTAL:
$411[4]
$53
$118
$54
4Q20
1Q21
2Q21
3Q21
4Q21

Backlog[2]
($ Millions)


$1,340
$1,343
$1,097
$1,002
$837
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21

Customers[3]


66
66
67
71
70
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21

1. New Business Secured is defined as initial value of contracts secured as well as incremental value of existing contracts modified within the indicated period and is incorporated into Backlog.
2. Backlog is defined as estimated remaining contract value as of the indicated period pursuant to signed contracts, the majority of which is expected to be realized over the next 24 months. This excludes any value associated with an extension of the commercial supply agreement (CSA) with Johnson & Johnson.
3. Customers is defined as a client (commercial, government, NGO) for whom the Company has performed CDMO services where there is evidence of meeting all of the following criteria: i) completion of any invoiceable project milestones in the preceding 24- month period, indicating ongoing work; ii) secured project work planned in the future, which has not yet been invoiced, capturing future work not yet indicated in the invoice record; and, iii) neither the Company nor the client having yet to formally terminate the last remaining project, thereby removing any client for whom work has fully concluded.
4. Difference due to rounding.

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12

F Y 2 0 Key Financial Performance Metrics FY21 vs. FY20 (1 of 2) 134Q 2021 Investor Update Adjusted EBITDA1 Adjusted Net Income Per Diluted Share1 Adjusted Net Income1 1. See the Appendix for a definition of non-GAAP terms and reconciliation tables. $1,555.4 $1,792.7 $7.88 $6.02 FINANCIAL RESULTS $630.4 $517.6 $423.9 $325.7 ( $ I N M I LLI O N S , E XC E PT PE R S H A R E A M O U N T S ) F Y 2 1 Total Revenues FY20 FY21 FY20 FY21 FY20 FY21 FY20 FY21

F Y 2 0 Key Financial Performance Metrics FY21 vs. FY20 (2 of 2) 144Q 2021 Investor Update SG&A R&D Adjusted Gross Margin2Gross Margin2 1. Reflects absolute value for the indicated period expressed as a percentage of total revenues for the indicated period. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables $303.3 $348.4 FINANCIAL RESULTS $234.5 $234.0 64% 54% ( $ I N M I LLI O N S , E XC E PT PE R S H A R E A M O U N T S ) F Y 2 1 67% 55% FY20 FY21 FY20 FY21 FY20 FY21 FY20 FY21 [19%1] [19%1] [15%1] [13%1]

EMERGENT

FINANCIAL RESULTS

Balance Sheet & Cash Flow Metrics

($ IN MILLIONS)

As of December 31, 2021	
CASH	$576.1
ACCOUNTS RECEIVABLE	$274.7
NET DEBT POSITION[1,2]	$273.5

For the Twelve Months Ended December 31, 2021	
OPERATING CASH FLOW	$321.1
CAPITAL EXPENDITURES	$225.0 (Gross) $140.2 (Net[3])

1. Debt amount indicated on the Company's balance sheet is net of unamortized debt issuance costs of $8.5M.
2. Net Debt is calculated as Total Debt minus Cash.
3. Net Capital Expenditures includes reimbursements of $84.8M.

4Q 2021 Investor Update

15

2022 Forecast – Revised as of 02/24/2022 164Q 2021 Investor Update FINANCIAL RESULTS 1. See the Appendix for a definition of non-GAAP terms and reconciliation tables. ( $ I N M I L L I O N S ) M E T R I C U P D A T E D F O R E C A S T P R E V I O U S F O R E C A S T ( 0 1 / 0 9 / 2 2 ) Total Revenues $1,300 - $1,400 $1,400 - $1,500 • Anthrax Vaccines • ACAM2000® • Nasal Naloxone Products • CDMO services • Other Products + Contracts and Grants $280 - $300 $190 - $210 $240 - $310 $330 - $380 $200 - $260 $280 - $300 $190 - $210 $240 - $310 $430 - $480 $200 - $260 Adjusted EBITDA1 $240 - $300 $280 - $340 Adjusted Net Income1 $95 - $140 $135 - $180 Gross Margin 47%-51% 47%-51% 1Q22 Total Revenues (initial disclosure) $280 - $310

Continued solid contributions from our Government/Medical Countermeasure products business and our Commercial products business Key Takeaways – 2022 a Year to Re-Baseline 174Q 2021 Investor Update FINANCIAL RESULTS More normalized performance from our CDMO services business Achievement of important milestones in our R&D portfolio Keeping you informed as we execute on these plans and deliver further proof points that demonstrate the long-term growth potential of our strong, diversified business

PROPRIETARY AND CONFIDENTIAL 184Q 2021 Investor Update Q&A

194Q 2021 Investor Update Appendix

Reconciliation of Net Income to Adjusted Net Income – 4Q21 vs. 4Q20 204Q 2021 Investor Update APPENDIX ( $ I N M I L L I O N S , E X C E P T P E R S H A R E A M O U N T S ) T H R E E M O N T H S E N D E D D E C E M B E R 3 1 , 2 0 2 1 2 0 2 0 S O U R C E Net income $189.3 $185.4 Adjustments: + Non-cash amortization charges 15.2 16.2 Intangible Asset Amortization, Other Income + Changes in fair value of contingent consideration 0.3 0.4 Product COGS + Impairments 41.7 -- Goodwill impairment + Exit and disposal costs -- 0.1 COGS, SG&A, Other Income + Acquisition-related costs (transaction & integration) 0.2 0.1 SG&A Tax effect (3.3) (3.4) Total adjustments: $54.1 $13.4 Adjusted net income $243.4 $198.8 Adjusted net income per diluted share $4.50 $3.67

Reconciliation of Net Income to Adjusted Net Income – FY21 vs. FY20 214Q 2021 Investor Update APPENDIX ( $ I N M I L L I O N S , E X C E P T P E R S H A R E A M O U N T S ) T W E L V E M O N T H S E N D E D D E C E M B E R 3 1 , 2 0 2 1 2 0 2 0 S O U R C E Net income $230.9 $305.1 Adjustments: + Non-cash amortization charges 62.7 63.4 Intangible Asset Amortization, Other Income + Changes in fair value of contingent consideration 2.9 31.7 Product COGS + Impairments 41.7 29.0 Goodwill impairment; R&D + Exit and disposal costs -- 17.2 COGS, SG&A, Other Income + Acquisition-related costs (transaction & integration) 0.9 0.6 SG&A Tax effect (13.4) (23.1) Total adjustments: $94.8 $118.8 Adjusted net income $325.7 $423.9 Adjusted net income per diluted share $6.02 $7.88

APPENDIX

Reconciliation of Net Income to Adjusted Net Income – 2022 Forecast

($ IN MILLIONS)	FULL YEAR FORECAST	
	2022F	SOURCE
Net income	**$45-$90**	
Adjustments:		
+ Non-cash amortization charges	60	Intangible Asset Amortization, Other Income
+ Changes in fair value of contingent consideration	1	COGS
+ Acquisition-related costs (transaction & integration)	2	SG&A
Tax effect	**(13)**	
Total adjustments:	**$50**	
Adjusted net income	**$95-$140**	

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Reconciliation of Net Income to Adjusted EBITDA – 4Q21 vs. 4Q20 234Q 2021 Investor Update APPENDIX ( $ I N M I L L I O N S ) T H R E E M O N T H S E N D E D D E C E M B E R 3 1 , 2 0 2 1 2 0 2 0 Net income $189.3 $185.4 Adjustments: + Income taxes 78.2 67.4 + Depreciation & amortization 29.3 28.9 + Total interest expense, net 8.9 8.6 + Impairments 41.7 -- + Changes in fair value of contingent consideration 0.3 0.4 + Acquisition-related costs (transaction & integration) 0.2 0.1 + Exit and disposal costs -- 0.1 Total adjustments: $158.6 $105.5 Adjusted EBITDA $347.9 $290.9

Reconciliation of Net Income to Adjusted EBITDA – FY21 vs. FY20 244Q 2021 Investor Update APPENDIX ( $ I N M I L L I O N S ) T W E L V E M O N T H S E N D E D D E C E M B E R 3 1 , 2 0 2 1 2 0 2 0 Net income $230.9 $305.1 Adjustments: + Depreciation & amortizationIncome taxes 123.8 114.5 + Income taxes 83.5 102.1 + Total interest expense, net 33.9 30.2 + Impairment of IPR&D intangible asset 41.7 29.0 + Changes in fair value of contingent consideration 2.9 31.7 + Acquisition-related costs (transaction & integration) 0.9 0.6 + Exit and disposal costs -- 17.2 Total adjustments: $286.7 $325.3 Adjusted EBITDA $517.6 $630.4

APPENDIX

Reconciliation of Net Income to Adjusted EBITDA – 2022 Forecast

($ IN MILLIONS)	FULL YEAR FORECAST 2022F
Net income	**$45-$90**
Adjustments:	
+ Depreciation & amortization	133
+ Provision for income taxes	26-41
+ Total interest expense, net	33
+ Changes in fair value of contingent consideration	1
+ Acquisition-related costs (transaction & integration)	2
Total adjustments	**$195-$210**
Adjusted EBITDA	**$240-$300**

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25

Reconciliation of Gross Margin and Adjusted Gross Margin – FY21 vs. FY20 264Q 2021 Investor Update APPENDIX ( $ I N M I L L I O N S , E X C E P T P E R S H A R E A M O U N T S ) T W E L V E M O N T H S E N D E D D E C E M B E R 3 1 , 2 0 2 1 2 0 2 0 Total revenues $1,792.7 $1,555.4 - Non-cash amortization charges (134.2) ($115.1) Adjusted revenues $1,658.5 $1,440.3 + Cost of product sales $382.0 $392.0 + Cost of contract development and manufacturing $375.5 $132.0 Cost of product sales and cost of contract development and manufacturing services ("COGS") $757.5 $524.0 + Changes in fair value of contingent consideration ($2.9) ($31.7) + Inventory reserves related to Travel Health vaccines — ($12.6) Adjusted COGS $754.6 $479.7 Gross margin (adjusted revenues minus COGS) $901.0 $916.3 Gross margin % (gross margin divided by adjusted revenues) 54% 64% Adjusted gross margin (adjusted revenues minus adjusted COGS) $903.9 $960.6 Adjusted gross margin % (adjusted gross margin divided by adjusted revenues) 55% 67%

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